Accounts Receivable, Net	12 Months Ended
Dec. 31, 2022
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET

NOTE 6 – ACCOUNTS RECEIVABLE, NET

Accounts receivable consisted of the following:

	December 31, 2022	December 31, 2021
Trade accounts receivable from third-part customers	$3,922,211	$1,345,755
Less: allowances for doubtful accounts	(1,771,761)	(904,052)
Total accounts receivable from third-party customers, net	2,150,450	441,703
Add: accounts receivable, net, related parties	83,736	93,589
Accounts receivable, net	$2,234,186	$535,292

Due to a change in market conditions as affected by the COVID-19 outbreak and spread, the Company’s collection efforts did not result in a favorable outcome as compared to prior years. Out of the Company’s accounts receivable balance from third party customers as of December 31, 2022, approximately $0.3 million, or 7.7% has been collected and the remaining balance is expected to be substantially collected from customers before December 31, 2023.

Allowance for doubtful accounts movement is as follows:

	December 31, 2022	December 31, 2021
Beginning balance	$904,052	$6,888,710
Bad debt provision	981,811	1,949,778
Write off	(22,290)	(7,722,231)
Reduction due to divestitures	-	(299,544)
Foreign exchange translation	(91,812)	87,339
Ending balance	$1,771,761	$904,052

Below is the aging schedule of accounts receivable as of December 31, 2022 and 2021:

	December 31, 2022	December 31, 2021
Accounts Receivable Aging:
Less than 3 months	$462,575	$294,481
From 4 to 6 months	1,262,588	197,465
From 7 to 9 months	1,440,668	28,134
From 10 to 12 months	86,712	107,317
Over 1 year	753,404	811,947
Bad debt reserve	(1,771,761)	(904,052)
Accounts Receivable, net	$2,234,186	$535,292